Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES, INC. REPORTS OPERATING RESULTS FOR THE SECOND QUARTER ENDED June 30, 2022

– Total Sales Increased 13% Over Prior Year Quarter to $148 Million –
– Sales Growth in Branded Products of 29% and Contact Center Sales of 37% –
– Healthcare Apparel Sales Were $26 Million Versus $37 Million Prior Year Quarter –
– Net Loss was ($26.7) Million Versus $6.4 Million Prior Year Quarter, Including One-time Non-cash After-tax Charges of $28 Million and $4.5 Million, respectively –

SEMINOLE, Fla., August 8, 2022 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”) today announced its second quarter operating results for 2022.

The Company announced that for the second quarter ended June 30, 2022, net sales increased 13.1% to $147.9 million, compared to second quarter 2021 net sales of $130.8 million. Pretax loss was ($29.0) million in the second quarter of 2022 compared to pretax income of $5.5 million in the second quarter of 2021. Net loss was ($26.7) million or ($1.70) per diluted share for the second quarter of 2022 compared to net income of $6.4 million, or $0.40 per diluted share for the second quarter of 2021.

In the second quarter of 2022, the Company recognized pre-tax, non-cash impairment charges related to goodwill of $24.5 million ($23.6 million net of tax, or $1.50 per diluted share) and tradenames of $5.6 million ($4.4 million net of tax, or $0.28 per diluted share). In the second quarter of 2021, the Company recognized a pre-tax, non-cash settlement charge related to the termination of its defined benefit pension plans of $6.9 million ($4.5 million net of tax, or $0.28 per diluted share).

On an adjusted basis, which excludes the above charges in 2022 and 2021, net income was $1.3 million or $0.08 per diluted share for the second quarter of 2022 compared to net income of $10.9 million, or $0.68 per diluted share for the second quarter of 2021. At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant items.

During the second quarter, the Company began the transition of key leadership positions as previously communicated with the addition of Catherine Beldotti Donlan, President of Healthcare Apparel and Mike Koempel, Chief Financial Officer. The transition has been seamless with the support of Peter Benstock serving as a healthcare apparel advisor and Andy Demott, former Chief Financial Officer, continuing to serve as Chief Operating Officer. The Company also added management expertise in supply chain, distribution and division management to support its long-term growth objectives.

“In order to further position for growth, we re-aligned the Company along three business segments: Healthcare Apparel, Branded Products and Contact Centers, said Michael Benstock, Chief Executive Officer of the Company. This re-alignment enables a more singular focus on healthcare, the ability to capitalize on synergies across all branded product offerings and a continued focus on driving significant growth in our contact centers. Overall, while we were pleased with our revenue growth this quarter, we recognize the ever-evolving macro environment and emerging challenges of rising interest rates and historic levels of inflation. As a result, we are taking a disciplined and prudent approach to cash management and have begun to implement cost initiatives of at least $8 million in annualized savings, while still maintaining our focus on consistent sales growth.”

CONFERENCE CALL

Superior Group of Companies will hold a conference call later today, August 8, 2022 at 5:00 p.m. Eastern Time to discuss the Company’s results. Interested investors may join the teleconference by dialing (844) 861-5505 for U.S. dialers and (412) 317-6586 for International dialers. The Canadian Toll-Free number is (866) 605-3852. Please ask to be joined into the Superior Group of Companies call. The live webcast and archived replay can also be accessed in the investor information section of the Company’s website at https://ir.superiorgroupofcompanies.com/Presentations.

A telephone replay of the teleconference will be available one hour after the end of the call through 6:00 p.m. Eastern Time on August 22, 2022. To access the replay, dial (877) 344-7529 in the United States or (412) 317-0088 from international locations. Canadian dialers can access the replay at (855) 669-9658. Please reference conference number 7715703 for all replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words "may," "will," "should," "could," "expect," anticipate," "estimate," "believe," "intend," "project," "potential," or "plan" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) the projected impact of the COVID-19 pandemic on our, our customers', and our suppliers' businesses, (2) projections of revenue, income, and other items relating to our financial position and results of operations, (3) statements of our plans, objectives, strategies, goals and intentions, (4) statements regarding the capabilities, capacities, market position and expected development of our business operations, and (5) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; the effect of uncertainties related to the COVID-19 pandemic, including existing and possible future variants, on the United States of America ("U.S." or "United States") and global markets, our business, operations, customers, suppliers and employees, including without limitation the length and scope of restrictions imposed by various governments and organizations and the success of efforts to deliver effective vaccines on a timely basis to a number of people sufficient to prevent or substantially lower the severity of incidents of infection or variants, among other factors; our ability to navigate successfully the challenges posed by current global supply disruptions; general economic conditions, including employment levels, in the areas of the United States in which the Company's customers are located; changes in the healthcare, retail, hotel, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of cotton and other manufacturing materials; attracting and retaining senior management and key personnel; the effect of the Company's material weakness in internal control over financial reporting; the Company's ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; and other factors described in the Company's filings with the Securities and Exchange Commission, including those described in the "Risk Factors" section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and June 30, 2022. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC)

Superior Group of Companies™, established in 1920, is a combination of companies that help our customers unlock the power of their brands by creating extraordinary brand engagement experiences for their employees and customers. SGC’s commitment to service, technology, quality and value-added benefits, as well as our financial strength and resources, provides unparalleled support for our customers’ diverse needs while embracing a “Customer 1st, Every Time!” philosophy and culture in all of our business segments. Visit www.superiorgroupofcompanies.com for more information.

Contact:

Investor Relations

investors@superiorgroupofcompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,
	2022	2021
Net sales	$147,933	$130,787

Costs and expenses:
Cost of goods sold	99,800	83,629
Selling and administrative expenses	45,969	33,906
Goodwill impairment charge	24,458	-
Intangible assets impairment charge	5,581	-
Other periodic pension costs	528	440
Pension plan termination charge	-	6,945
Interest expense	583	330
	176,919	125,250
Income (loss) before taxes on income	(28,986)	5,537
Income tax benefit	(2,311)	(840)
Net income (loss)	$(26,675)	$6,377

Net income (loss) per share:
Basic	$(1.70)	$0.41
Diluted	$(1.70)	$0.40

Weighted average shares outstanding during the period:
Basic	15,732,264	15,433,412
Diluted	15,732,264	16,087,736

Cash dividends per common share	$0.14	$0.12

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Six Months Ended June 30,
	2022	2021
Net sales	$291,515	$271,634

Costs and expenses:
Cost of goods sold	193,601	175,433
Selling and administrative expenses	88,183	69,017
Goodwill impairment charge	24,458	-
Intangible assets impairment charge	5,581	-
Other periodic pension costs	1,056	869
Pension plan termination charge	-	6,945
Interest expense	882	605
	313,761	252,869
Income (loss) before taxes on income	(22,246)	18,765
Income tax expense (benefit)	(801)	1,910
Net income (loss)	$(21,445)	$16,855

Net income (loss) per share:
Basic	$(1.37)	$1.10
Diluted	$(1.37)	$1.05

Weighted average shares outstanding during the period:
Basic	15,705,646	15,327,374
Diluted	15,705,646	16,039,605

Cash dividends per common share	$0.26	$0.22

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and par value data)

	June 30,	December 31,
	2022	2021
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$10,305	$8,935
Accounts receivable, less allowance for doubtful accounts of $7,248 and $6,393, respectively	110,375	107,053
Accounts receivable - other	4,217	5,546
Inventories	127,036	120,555
Contract assets	46,088	38,018
Prepaid expenses and other current assets	20,367	19,162
Total current assets	318,388	299,269
Property, plant and equipment, net	52,970	49,690
Operating lease right-of-use assets	9,513	8,246
Deferred tax asset	1,440	-
Intangible assets, net	58,429	60,420
Goodwill	21,587	39,434
Other assets	11,353	13,186
Total assets	$473,680	$470,245

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,569	$52,340
Other current liabilities	40,630	38,989
Current portion of long-term debt	15,286	15,286
Current portion of acquisition-related contingent liabilities	1,304	4,507
Total current liabilities	105,789	111,122
Long-term debt	133,407	100,845
Long-term pension liability	15,679	15,420
Long-term acquisition-related contingent liabilities	2,754	2,569
Long-term operating lease liabilities	4,495	3,729
Deferred tax liability	-	359
Other long-term liabilities	8,411	9,211
Commitments and contingencies (Note 6)
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 16,318,059 and 16,127,505 shares, respectively	16	16
Additional paid-in capital	70,629	69,351
Retained earnings	137,986	163,836
Accumulated other comprehensive income (loss), net of tax:
Pensions	(3,939)	(4,577)
Cash flow hedges	37	47
Foreign currency translation adjustment	(1,584)	(1,683)
Total shareholders’ equity	203,145	226,990
Total liabilities and shareholders’ equity	$473,680	$470,245

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(21,445)	$16,855
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	6,103	4,373
Goodwill impairment charge	24,458	-
Intangible assets impairment charge	5,581	-
Inventory write-downs	4,795	924
Provision for bad debts - accounts receivable	1,282	1,244
Share-based compensation expense	2,454	1,669
Deferred income tax benefit	(2,018)	(2,926)
Change in fair value of acquisition-related contingent liabilities	626	1,741
Pension plan termination charge	-	6,945
Changes in assets and liabilities, net of acquisition of businesses:
Accounts receivable	(3,025)	(896)
Accounts receivable - other	458	(1,392)
Contract assets	(8,176)	(1,868)
Inventories	(9,377)	(9,662)
Prepaid expenses and other current assets	(925)	(2,565)
Other assets	1,812	(1,401)
Accounts payable and other current liabilities	(7,325)	(14,535)
Payment of acquisition-related contingent liabilities	(3,346)	(4,220)
Long-term pension liability	1,116	384
Other long-term liabilities	(693)	2,320
Net cash used in operating activities	(7,645)	(3,010)

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(7,039)	(11,326)
Acquisition of businesses	(11,202)	(6,026)
Net cash used in investing activities	(18,241)	(17,352)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings of debt	117,790	127,574
Repayment of debt	(85,299)	(101,801)
Payment of cash dividends	(4,171)	(3,437)
Payment of acquisition-related contingent liabilities	(1,416)	(1,641)
Proceeds received on exercise of stock options	495	2,122
Tax withholdings on vesting of restricted shares and performance based shares	(232)	(405)
Tax benefit from vesting of acquisition-related restricted stock	-	171
Net cash provided by financing activities	27,167	22,583

Effect of currency exchange rates on cash	89	137
Net increase in cash and cash equivalents	1,370	2,358
Cash and cash equivalents balance, beginning of period	8,935	5,172
Cash and cash equivalents balance, end of period	$10,305	$7,530

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands, except share and par value data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income (loss)	$(26,675)	$6,377	$(21,445)	$16,855
Adjustment for items:
Goodwill impairment charge	24,458	-	24,458	-
Intangible assets impairment charge	5,581	-	5,581	-
Pension plan termination charge	-	6,945	-	6,945
Tax impact of adjustment	(2,040)	(2,410)	(2,040)	(2,410)
Adjusted net income(1)	$1,324	$10,912	$6,554	$21,390

Diluted net income (loss) per share	$(1.70)	$0.40	$(1.37)	$1.05
Adjustment for items, after-tax, per diluted share	1.78	0.28	1.77	0.28
Diluted adjusted net income per share(1)	$0.08	$0.68	$0.40	$1.33

Weighted average shares outstanding during the period:
Diluted, as reported	15,732,264	16,087,736	15,705,646	16,039,605
Diluted, as adjusted(2)	16,223,433	16,087,736	16,194,351	16,039,605

(1) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income and net income per share, excluding the impacts of impairment and pension plan termination charges. Management believes adjusted net income and diluted adjusted net income per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment and pension plan termination charges that are not reflective of our core business.

(2) Diluted weighted average shares outstanding used to calculate diluted adjusted net income per share includes shares of common stock of 491,169 and 488,705 for the three and six months ended June 30, 2022, respectively. These shares were excluded from diluted weighted average shares outstanding used to calculate diluted net income (loss) per share, as the Company recognized a net loss their inclusion would have been antidilutive.